Employee Benefits Obligations - Summary of Fair Value Of Plan Assets (Detail) - USD ($) $ in Millions	Dec. 31, 2020	Dec. 31, 2019
Disclosure of fair value of plan assets [line items]
Debt securities	$ 20.0	$ 18.1
Equity securities	8.0	7.3
Cash and cash equivalents	2.8	2.5
Total	$ 30.7	$ 27.9
Percentage Of Debt Instruments	65.00%	65.00%
Percentage Of Equity securities	26.00%	26.00%
Percentage Of Cash And Cash Equivalents	9.00%	9.00%
Percentage Of Plan Assets	100.00%	100.00%